SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.     )

Filed by the registrant                      [X]
Filed by a party other than the registrant   [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement  [ ] Confidential, for use of the Commission
                                      Only (as permitted by Rule 14a 6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material pursuant to ss. 240.14a-12

                         Carnegie Financial Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

          (2)  Aggregate number of securities to which transaction  applies:
--------------------------------------------------------------------------------

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

          (4)  Proposed  maximum  aggregate value of transaction:
--------------------------------------------------------------------------------

          (5)  Total fee paid:
--------------------------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount previously paid:
--------------------------------------------------------------------------------

          (2)  Form,  Schedule or Registration  Statement No.:
--------------------------------------------------------------------------------

          (3)  Filing Party:
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          (4)  Date Filed:
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

                         CARNEGIE FINANCIAL CORPORATION

                                Parent Company Of

                              CARNEGIE SAVINGS BANK


       17 West Mall Plaza * P.O. Box 143 * Carnegie, Pennsylvania 15106 * Phone (412) 276-1266


March 30, 2000

Dear Stockholder:

         On behalf of the Board of Directors and management of Carnegie Financial Corporation (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at Carnegie Savings Bank, 17 West Mall Plaza, Carnegie, Pennsylvania, on Thursday, April 27, 2000, at 5:00 p.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as a representative of S.R. Snodgrass, A.C., Certified Public Accountants, will be present to respond to any questions stockholders may have.

         You will be asked to elect one director, to ratify the stock plans that were previously approved by the stockholders, and to also ratify the appointment of S. R. Snodgrass, A.C., as the Company's independent accountants for the fiscal year ended 2000. The Board of Directors has unanimously approved each of these proposals and recommends that you vote FOR them.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

                                                    Sincerely,


                                                    /s/Shirley C. Chiesa
                                                    ----------------------------
                                                    Shirley C. Chiesa
                                                    President

--------------------------------------------------------------------------------
                         CARNEGIE FINANCIAL CORPORATION
                               17 WEST MALL PLAZA
                          CARNEGIE, PENNSYLVANIA 15106
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 27, 2000
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Carnegie Financial Corporation (the "Company"), will be held at Carnegie Savings Bank, 17 West Mall Plaza, Carnegie, Pennsylvania on Thursday, April 27, 2000 at 5:00 p.m. for the following purposes:

1.   To elect one director of the Company;

2.   To ratify of the Carnegie Financial Corporation Stock Option Plan;

3.   To ratify of the Carnegie Savings Bank Restricted Stock Plan; and

4. To ratify the appointment of S.R. Snodgrass, A.C. as independent auditors of the Company for the fiscal year ending December 31, 2000;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on March 1, 2000 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         A copy of the Company's Annual Report for the year ended December 31, 1999 is enclosed.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Lois Wholey
                                              ----------------------------------
                                              Lois A. Wholey
                                              Secretary
Carnegie, Pennsylvania
March 30, 2000

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                         CARNEGIE FINANCIAL CORPORATION
                               17 WEST MALL PLAZA
                          CARNEGIE, PENNSYLVANIA 15106
--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 27, 2000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Carnegie Financial Corporation (the "Company") to be used at the Annual Meeting of Stockholders which will be held at Carnegie Savings Bank, 17 West Mall Plaza, Carnegie, Pennsylvania, on Thursday, April 27, 2000, 5:00 p.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about March 30, 2000.

         All properly executed written proxies that are delivered pursuant to this proxy statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specific instructions with respect to the matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of a director named in Proposal 1, (b) FOR Proposal 2 (ratification of the Carnegie Financial Corporation Stock Option Plan (" Stock Option Plan"), (c) FOR Proposal 3 (ratification of the Carnegie Savings Bank Restricted Stock Plan ("RSP")), (d) FOR Proposal 4 (ratification of independent accountants), and (e) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting (including any adjournment). Your proxy may be revoked at any time prior to being voted by: (i) filing with the secretary of the Company (Lois A. Wholey, at 17 West Mall Plaza, Carnegie, Pennsylvania 15106) written notice of such revocation, (ii) submitting a duly executed proxy card bearing a later date, or (iii) attending the Meeting and giving the secretary notice of your intention to vote in person.

--------------------------------------------------------------------------------
                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on March 1, 2000 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 224,776 shares of the Company's common stock outstanding (the "Common Stock"). Each stockholder of record on the record date is entitled to one vote for each share held.

         The Articles of Incorporation of the Company ("Articles of Incorporation") provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of a director, the proxy being provided by the Board enables a stockholder to vote for the election of the nominee as submitted as Proposal 1, proposed by the Board, or to withhold authority to vote for the nominee being proposed. Such director shall be elected by a majority of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratifications of the Stock Option Plan, the RSP, and the independent auditors, which are submitted as Proposals 2, 3 and 4, respectively, a stockholder may: (i) vote "FOR" the ratification; (ii) vote "AGAINST" the ratification; or (iii) "ABSTAIN" with respect to the ratification. Unless otherwise required by law, Proposals 2, 3, 4 and any other matters shall be determined by a majority of the total votes cast affirmatively or negatively on such matters without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the record date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and Directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the record date.

                                                                                  Percent of Shares of
                                                        Amount and Nature of          Common Stock
Name and Address of Beneficial Owner                    Beneficial Ownership          Outstanding %
------------------------------------                    --------------------          -------------

Carnegie Savings Bank                                         19,044                       8.5
Employee Stock Ownership Plan ("ESOP")
17 West Mall Plaza
Carnegie, Pennsylvania  15106 (1)


Shirley C. Chiesa                                             11,992                       5.3
17 West Mall Plaza
Carnegie, Pennsylvania  15106 (2)


All Directors and executive officers of the Company           28,963                      12.8
as a group (6 persons) (3)


--------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Bank's board of directors (the "Bank's Board") has appointed a committee consisting of directors Miller, Narduzzi, Rupprecht, and Wholey to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP Trustees ("ESOP Trustees"). The ESOP Committee or the Board instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participants accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting director is received, will be voted by the ESOP Trustee as directed by the Bank's Board or the ESOP Committee. As of the record date, 2,857 shares have been allocated under the ESOP to participant accounts.
(2) Includes 1,190 shares that may be purchased through the stock option plan within 60 days of the record date. Also includes 1,803 shares that are owned by Ms. Chiesa's son. Ms. Chiesa disclaims beneficial ownership with respect to the 1,803 shares.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes options to purchase 2,142 shares of Common Stock that may be purchased under the Company's stock option plan ("Stock Option Plan") within 60 days of the record date. Excludes 17,526 shares held by the ESOP (19,077 shares minus 1,551 shares allocated to executive officers) and also excludes 8,169 shares previously awarded but presently subject to forfeiture held by the Bank's restricted stock plan ("RSP") over which certain directors, as trustees to the ESOP and the RSP, respectively, exercise shared voting and investment power. Such individuals serving as trustees disclaim beneficial ownership with respect to such shares. See Proposal 1 - Election of Directors.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Securities and Exchange Act of 1934 , as amended, requires the Company's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 1999 fiscal year, other than the late filing by Ms. Wholey of a Form 4 to report one transaction. The Company is not aware of any beneficial owners of more than ten percent of its Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Articles of Incorporation requires that directors be divided into four classes, as nearly equal in number as possible, each class to serve for a four year period, with approximately one-fourth of the directors elected each year. The Board of Directors currently consists of five members, each of whom also serves as a director of Carnegie Savings Bank (the "Bank"). One director will be elected at the Meeting, to serve for a four-year term or until her successor has been elected and qualified.

         Shirley C. Chiesa has been nominated by the Board of Directors to serve as a director. Ms. Chiesa is currently a member of the Board and has been nominated for a four-year term to expire in 2003.

         The persons named as proxies in the enclosed proxy card intend to vote for the election of Ms. Chiesa, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should Ms. Chiesa withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such persons as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

         The following table sets forth information with respect to the nominee and the other sitting directors, including for each their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a member of the Board of Director of the Bank. Beneficial ownership of executive officers and directors of the Company, as a group, is set forth under the caption "Principal Holders".

                                                                                       Shares of
                                                                                     Common Stock
                                    Age at           Year First       Current        Beneficially        Percent
                                 December 31,        Elected or       Term to         Owned as of           of
Name                                1999             Appointed(1)     Expire         March 1, 2000(2)    Class(%)
----                                ----             ------------     ------         ----------------    --------
BOARD NOMINEE FOR TERM TO EXPIRE IN 2003

Shirley C. Chiesa                     62                1972            1999            11,992(3)          5.3

DIRECTORS CONTINUING IN OFFICE

Morry J. Miller                       63                1985            2000             5,333(4)          2.4

JoAnn V. Narduzzi                     62                1988            2001             4,333(4)          1.9

Lois A. Wholey                        44                1986            2002             4,233(4)          1.9

Charles L. Rupprecht                  63                1979            2002             2,333(4)          1.0

(footnotes on next page.)

-------------
(1) Refers to the year the individual first became a director of the Bank. All directors of the Bank became directors of the Company when it was incorporated in February 1998.
(2) The share amounts include shares of Common Stock that the following persons may acquire through the exercise of stock options under the Stock Option Plan within 60 days of the record date: Shirley C. Chiesa
         - 1,190 shares, Morry J. Miller - 238 shares, JoAnn V. Narduzzi - 238 shares, Lois A. Wholey - 238 shares, and Charles L.Rupprecht - 238 shares.
(3) Includes 1,803 shares which are owned by Ms. Chiesa's son. Ms. Chiesa disclaims beneficial ownership with respect to such shares.
(4) Excludes 19,044 shares and 8,169 shares of Common Stock held under the ESOP and RSP, respectively, for which such individual serves as a member of the ESOP Committee, ESOP Trust and the RSP trust. Such individual disclaims beneficial ownership with respect to shares held in a fiduciary capacity.


Executive Officers of the Company

         The following individuals hold the executive offices in the Company set forth below opposite their names.

                             Age as of
Name                     December 31, 1999       Positions Held With the Company
----                     -----------------       -------------------------------

Shirley C. Chiesa                62              Director and President

Joseph R. Pigoni                 37              Executive Vice President and
                                                 Chief Financial Officer

Biographical Information

         Set forth below is certain information with respect to the directors, including the director nominee and executive officers of the Company. Executive officers receive compensation from the Bank. See "-- Executive Compensation." All directors and executive officers have held their present positions for five years unless otherwise stated.

NOMINEE FOR DIRECTOR:

         Shirley C. Chiesa has been a member of the Board since 1972 and the Chairman since 1980. Ms. Chiesa has been employed by the Carnegie Savings Bank since 1955 and is currently the President and Chief Executive Officer. Ms. Chiesa is Vice-Chairman of the Chartiers Boys and Girls Club and is the current president of the Carnegie Lions Club.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF MS. CHIESA FOR DIRECTOR.

CONTINUING DIRECTORS:

         Morry J. Miller has been a member of the Board since 1985. Mr. Miller is the President of Izzy Miller Furniture Company. He is a past board member of the Salvation Army and the Greater Pittsburgh Guild for the Blind.

         JoAnn V. Narduzzi has been a member of the Board since 1988. Dr. Narduzzi is the Hospital Physician Administrator with the Pittsburgh Mercy Health System. She is on the board of the Pittsburgh Care Partnership and is the Proclaimer of Word at the St. Thomas More Church.

         Charles L. Rupprecht has been a member of the Board since 1979. Mr. Rupprecht is a retired transportation supervisor at the Calgon Carbon Corp.

         Lois A. Wholey has been a member of the Board since 1986 and is the Secretary of Carnegie Savings Bank. Ms. Wholey is an attorney and the owner of Lois Wholey and Associates. She is a member of the board of the Children's Festival Chorus and the Society for Contemporary Crafts.

EXECUTIVE OFFICER WHO IS NOT A DIRECTOR:

         Joseph R. Pigoni has been Executive Vice President since December 1997 and Chief Financial Officer since May 1997. Prior to that time he was Assistant Vice President and Controller of ESB Bank and PennFirst Bancorp, Inc. from August 1995 to March 1997 and Controller of Mt. Troy Savings Bank from June 1990 to July 1995. Mr. Pigoni is Vice President of the Pittsburgh chapter of the Financial Managers Society.

Meetings and Committees of the Board of Directors

         The Board of Directors of the Company conducts its business through meetings of the Board of the Bank and through activities of its committees. During the fiscal year ended December 31, 1999, the Board of Directors held a total of 14 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees during the period of his or her service. In addition to other committees, as of December 31, 1999, the Company had a Nominating Committee, a Compensation and Benefits Committee, and an Audit Committee.

         The Nominating Committee consists of the Board of Directors of the Company. Nominations to the Board of Directors made by stockholders must be made in writing to the Secretary and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Company's Articles of Incorporation. The Nominating Committee, which is not a standing committee, met once during the 1999 fiscal year.

         The Compensation and Benefits Committee is comprised of directors Rupprecht, Wholey, Miller and Narduzzi. This standing committee establishes the Bank's salary budget, director and committee member fees, and employee benefits provided by the Bank for approval by the Board of Directors. The Committee met once during the 1999 fiscal year.

         The Audit Committee is comprised of directors Rupprecht, Wholey, Miller and Narduzzi. The Committee meets with the Bank's outside accountants to discuss the results of the annual audit and any related matters. The Audit Committee met once during the 1999 fiscal year.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         The Company does not presently compensate its directors. Directors of the Company are also directors of the Bank. During 1999, each director of the Bank was paid a fee of $400 for each board meeting attended. The total fees paid to the directors for the year ended December 31, 1999 were $26,000. Directors are not paid a fee for attending committee meetings.

         The Bank maintains a Directors Consultant and Retirement Plan ("DRP"). The DRP provides retirement benefits to directors following retirement after age 60 and completion of at least 10 years of service. If a director agrees to become a consulting director to the board upon retirement, he or she will receive a monthly payment equal to 80% of the Board fee in effect at the date of retirement for a period of 120 months. Benefits under the DRP will begin upon a director's retirement. In the event there is a change in control, all directors will be presumed to have not less than 10 years of service and each director will receive a lump sum payment equal to the present value of future benefits payable. During 1999, there were no payments made by the Bank under the DRP.

         In January 1999, the Company awarded upon stockholder approval, each non-employee director options to purchase 1,190 shares of Common Stock under the Stock Option Plan. Ms. Chiesa was awarded options to purchase 5,951 shares of Common Stock. Additionally, each non-employee directors was awarded 475 shares of Common Stock under the RSP. Ms. Chiesa was awarded 2,380 shares of Common Stock. See "Proposals 2 and 3 - Ratification of the Stock Option Plan and Ratification of the RSP."

Executive Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the chief executive officer. No other executive officer had a salary and bonus that exceeded $100,000 for services rendered for the years presented.

                                                                 Long-Term Compensation
                                    Annual Compensation                  Awards
                                 -------------------------               ------
                                                                                #Securities
                                                               Restricted       Underlying
Name and                 Fiscal                                   Stock          Options/          All Other
Principal Position        Year    Salary ($)    Bonus ($)    Award(s)($)(1)       SARs(2)       Compensation($)
-------------------       ----    ----------    ---------    --------------    -----------      ---------------

Shirley C. Chiesa,        1999      75,000             --          20,230          5,951            52,230(3)
President                 1998      75,000             --              --             --            48,220
                          1997      72,500         15,000              --             --            83,080


(footnotes on next page)

----------------
(1) Represents the award of 2,380 shares of Common Stock under the RSP as of January 11, 1999 on which date the market price of such stock was $8.50 per share. Such stock awards became non-forfeitable at the rate of 20% shares per year commencing on January 11, 2000. Dividend rights associated with such stock are accrued and held in arrears to be paid at the time that such stock becomes non-forfeitable. As of December 31, 1999, 1,904 shares remain unvested with a market value of $16,184 at such date, based upon the closing price of $8.50 per share at such date.
(2) Represents award of 5,951 options as of January 11, 1999, at $8.50 per share. See " -- Stock Awards."
(3) Includes the value of 1,023 shares ($10.00) allocated under the ESOP. At December 31, 1999, such shares had a market value of $8,696. Also, includes an accrual by the Bank of approximately $42,000 under the supplemental executive retirement plan, as discussed below.

         The Bank has an employment agreement (the "Agreement") with Shirley Chiesa for a three year term. Under the Agreement, Ms. Chiesa's employment may be terminated by the Bank for "just cause" as defined in the Agreement. If the Bank terminates Ms. Chiesa without just cause, she will be entitled to a continuation of her salary from the date of termination through the remaining term of the Agreement. In the event of the termination of employment in connection with any change in control of the Bank during the term of the Agreement, Ms. Chiesa will be paid in a lump sum an amount equal to 2.99 times her prior five year's average taxable compensation. In the event of a change in control at December 31, 1999, Ms. Chiesa would have been entitled to a lump sum payment of approximately $247,000.

         The Bank  also  maintains  a  supplemental  executive  retirement  plan
("SERP") for Ms. Chiesa. The SERP provides that Ms. Chiesa may receive additional retirement income in addition to the value of her SERP account, provided she remains employed until not less than age 65 and has completed not less than 25 years of service. Benefits payable under the SERP will equal approximately $3,300 a month for a period of 120 months. Upon termination of employment following a change of control, Ms. Chiesa will be presumed to have attained not less than the minimum retirement age and years of service under the SERP. For the fiscal year December 31, 1999, Ms. Chiesa had an accrued SERP benefit of approximately $108,000, and such benefit was not vested under the SERP.

         Stock Awards. The following tables set forth additional information concerning stock options granted during the 1999 fiscal year pursuant to the Stock Option Plan to the named executive officer in the Summary Compensation Table and the year end value of such outstanding options. No Stock Appreciation Rights are authorized under the plan.


                               OPTION GRANTS TABLE
                      Option Grants in Last Fiscal Year (1)
                      -------------------------------------
                                Individual Grants
                                -----------------
                                            % of Total
                         # of Securities     Options
                           Underlying       Granted to    Exercise or
                            Options         Employees in  Base Price     Expiration
 Name                      Granted(#)      Fiscal Year       ($/Sh)         Date
 ----                      ----------      -----------       ------         ----

Shirley C. Chiesa             5,951            51%            $8.50    January 11, 2009


                       Aggregated Option Exercises in Last Fiscal Year, and FY-End Option Values
                       -------------------------------------------------------------------------
                                                                         Number of Securities
                                                                        Underlying Unexercised       Value of Unexercised
                                                                              Options at             In-The-Money Options
                         Shares Acquired                                      FY-End (#)                 at FY-End ($)
Name                     on Exercise (#)       Value Realized($)(1)   Exercisable/Unexercisable   Exercisable/Unexercisable(1)
----                     ---------------       --------------------   -------------------------   ----------------------------

Shirley C. Chiesa               0                       0                       0/5,951                    $0/$0


------------
(1) Based upon an exercise price of $8.50 per share and estimated price of $8.50 at December 31, 1999.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
               PROPOSAL 2 - RATIFICATION OF THE STOCK OPTION PLAN
--------------------------------------------------------------------------------

General

         The Board of Directors adopted the Stock Option Plan and the Company's stockholders approved the plan on January 11, 1999 ("Effective Date"). There have been no changes made to the Stock Option Plan since it was originally adopted by the Board of Directors and approved by stockholders of the Company. The Stock Option Plan is being resubmitted to stockholders for ratification at this time in order to comply with the Office of Thrift Supervision (the "OTS") interpretive letters, as discussed below.

         Pursuant to the Stock Option Plan, up to 23,805 shares of Common Stock are reserved for issuance by the Company upon exercise of stock options to be granted to officers, directors, key employees and other persons from time to time. The purpose of the Stock Option Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to certain officers, directors, key employees and other persons to promote the success of the business of the Company and the Bank.

         Pursuant to regulations of the OTS applicable to stock benefit plans established or implemented within one year following the completion of a mutual-to-stock conversion of a federally chartered savings institution such as the Bank, the Stock Option Plan contains certain restrictions and limitations. The Stock Option Plan provides that options granted to employees or directors become first exercisable no more rapidly than ratably over a five-year period (with acceleration upon death or disability or a Change in Control, as such term is defined in the Stock Option Plan); provided, however, that such accelerated vesting is not inconsistent with the regulations of the OTS at the time of such acceleration. Recent OTS interpretive letters permit awards under stock benefit plans to accelerate vesting of awards upon a Change in Control; provided that stockholders ratify such plan provisions by action of stockholders taken more than one year following the completion of the mutual-to-stock conversion. The Board of Directors is seeking
ratification   of  the  Stock  Option  Plan  (as  previously   approved  by  the
stockholders on January 11, 1999) as a means of complying with the OTS interpretive letters.

         Ratification of the Stock Option Plan does not increase the number of shares reserved for issuance thereunder or alter the classes of individuals eligible to participate in the Stock Option Plan or otherwise amend or modify the terms of the Stock Option Plan. In the event that the Stock Option Plan is not ratified by stockholders at the Meeting, the Stock Option Plan will nevertheless remain in effect. However, any employee or director of the Company or the Bank that has their service terminated prior to the vesting of such stock awards may forfeit such unvested awards to the extent that may be required under applicable OTS regulations and policies.

         The Stock Option Plan is administered by the Board of Directors or a committee of not less than two non-employee directors appointed by the Company's Board of Directors and serving at the pleasure of the Board (the "Option Committee"). Members of the Option Committee shall be deemed "Non-Employee Directors" within the meaning of Rule 16b-3 pursuant to the 1934 Act. The Option Committee may select the officers and employees to whom options are to be granted and the number of options to be granted based upon several factors including prior and anticipated future job duties and responsibilities, job performance, the Bank's financial performance and a comparison of awards given by other institutions. A majority of the members of the Option Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Option Committee.

         Officers, directors, key employees and other persons who are designated by the Option Committee will be eligible to receive, at no cost to them, options under the Stock Option Plan (the "Optionees"). Each option granted pursuant to the Stock Option Plan shall be evidenced by an instrument in such form as the Option Committee shall from time to time approve. Option shares may be paid for in cash, shares of Common Stock, or a combination of both. The Company will receive no monetary consideration for the granting of stock options under the Stock Option Plan. Further, the Company will receive no consideration other than the option exercise price per share for Common Stock issued to Optionees upon the exercise of those options.

         Shares of Common Stock issuable under the Stock Option Plan may be from authorized but unissued shares, treasury shares or shares purchased in the open market. An option which expires, becomes unexercisable, or is forfeited for any reason prior to its exercise will again be available for issuance under the Stock Option Plan. No option or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution. The Stock Option Plan shall continue in effect for a term of ten years from the Effective Date.

Stock Options

        The Option Committee may grant either incentive stock options or non-incentive stock options. In general, if an Optionee ceases to serve as an employee of the Company for any reason other than disability or death, an exercisable incentive stock option may continue to be exercisable for three months but in no event after the expiration date of the option, except as may otherwise be determined by the Option Committee at the time of the award. In the event of the disability or death of an Optionee during employment, an exercisable incentive stock option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the Optionee immediately prior to the Optionee's disability or death but only if, and to the extent that, the Optionee was entitled to exercise such incentive stock options on the date of termination of employment. The terms and conditions of non-incentive stock options relating to the effect of an Optionee's termination of employment or service, disability, or death shall be such terms as the Option Committee, in its sole discretion, shall determine at the time of termination of service, disability or death, unless specifically determined at the time of grant of such options.

         Currently, the Stock Option Plan requires that options granted to employees or directors become first exercisable no more rapidly than ratably over a five-year period (with acceleration upon death or disability or a Change in Control, as such terms are defined in the Stock Option Plan); provided, however, that such accelerated vesting is not inconsistent with the regulations of the OTS at the time of such acceleration. Ratification of the Stock Option Plan at the Meeting will conform the acceleration of vesting of options upon a Change in Control with applicable OTS interpretive letters. Such stockholder ratification will be effective with respect to previously awarded options and any options that may be granted in the future. Pursuant to the Stock Option Plan, upon a Change in Control, all options previously granted and outstanding as of the date of a Change in Control will automatically become exercisable and non-forfeitable.

         No shares of Common Stock shall be issued upon the exercise of an option until full payment has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued to such Optionee. Upon the exercise of an option by an Optionee (or the Optionee's personal representative), the Option Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the fair market value of the Common Stock on the date of the option exercise and the exercise price per share of the option. Such cash payment shall be in exchange for the cancellation of such option. A cash payment shall not be made in the event that such transaction would result in liability to the Optionee and the Company under Section 16(b) of the 1934 Act, and regulations promulgated thereunder.

         The Stock Option Plan provides that the Board of Directors of the Company may authorize the Option Committee to direct the execution of an instrument providing for the modification, extension or renewal of any outstanding option, provided that no such modification, extension or renewal shall confer on the Optionee any right or benefit which could not be conferred on the Optionee by the grant of a new option at such time, and shall not materially decrease the Optionee's benefits under the option without the Optionee's consent, except as otherwise provided under the Stock Option Plan.

Awards Under the  Stock Option Plan

         The Board or the Option Committee shall from time to time determine the officers, directors, key employees and other persons who shall be granted options under the Stock Option Plan, the number of options to be granted to any participant, and whether options granted to each such participant shall be incentive stock options and/or non-incentive stock options. In selecting participants and in determining the number of shares of Common Stock subject to options to be granted to each such participant, the Board or the Option Committee may consider the nature of the services rendered by each such participant, each such participant's current and potential contribution to the Company and such other factors as may be deemed relevant. Participants who have been granted an option may, if otherwise eligible, be granted additional options. In no event shall Common Stock subject to options granted to non-employee directors in the aggregate under the Stock Option Plan exceed 30% of the total number of shares of Common Stock authorized for delivery under the Stock Option Plan, and no more than 5% of total shares of Common

Stock may be awarded to any individual non-employee director. In no event shall Common Stock subject to options granted to any employee exceed 25% of the total number of shares of Common Stock authorized for delivery under the Stock Option Plan.

         The table below presents information related to options previously awarded by the Company under the Stock Option Plan. Ratification of the Stock Option Plan does not impact the number of options previously awarded. Stockholder ratification of the Stock Option Plan confirms the provisions of the Stock Option Plan previously approved by stockholders of the Company. In accordance with the Stock Option Plan, all outstanding options shall become immediately exercisable in the event of a Change in Control of the Company or the Bank.

                      PREVIOUSLY AWARDED BENEFITS UNDER THE
                                STOCK OPTION PLAN
                                -----------------

                                                       Number of Options
Name and Position                                  Previously Granted(1)(2)
-----------------                                  ------------------------

Shirley C. Chiesa, Chairman of the Board,
  President and CEO................................          5,951

Morry Miller, Director.............................          1,190

JoAnn V. Narduzzi, Director........................          1,190

Charles Rupprecht, Director........................          1,190

Lois A. Wholey, Director and Secretary.............          1,190

Executive Officer Group (2 persons)................          7,141

Non-Executive Director Group (4 persons)...........          4,760

Non-Executive Officer Employee Group (5 persons)...          4,522


----------------
(1) The exercise price of such options is equal to the fair market value of the Common Stock on the date of grant (January 11, 1999). The exact dollar value of the options will equal the market price of the Common Stock on the date the option is exercised less the exercise price. As of December 31, 1999, such options had no value based upon an exercise price of $8.50 and a market price of $8.50 per share.
(2) Options shall vest, on the one year anniversary of the date of grant, 20% annually during periods of continued service as an employee, director, or director emeritus. Upon vesting, options shall remain exercisable for ten years from the date of grant without regard to continued service as an employee, director, or director emeritus. Such awards shall be 100% exercisable in the event of death, disability, or upon a change in control of the Company or the Bank. Options not exercised within three months of termination of service as an employee shall thereafter be deemed non-incentive stock options.

Effect of Mergers, Change of Control and Other Adjustments

         Subject to any required action by the stockholders of the Company, within the sole discretion of the Option Committee, the aggregate number of shares of Common Stock for which options may be granted hereunder or the number of shares of Common Stock represented by each outstanding option will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without the receipt or payment of consideration by the Company. Subject to any required action by the stockholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Option Committee, in its sole discretion, shall have the power, prior to or subsequent to such action or events, to (i) appropriately adjust the number of shares of Common Stock subject to each option, the exercise price per share of such option, and the consideration to be given or received by the Company upon the exercise of any outstanding options; (ii) cancel any or all previously granted options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or (iii) make such other adjustments in connection with the Stock Option Plan as the Option Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable. However, no action may be taken by the Option Committee which would cause incentive stock options granted pursuant to the Stock Option Plan to fail to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") without the consent of the Optionee. The Stock Option Plan provision to accelerate the exercise of options and the immediate exercisability of options in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of options.

         The power of the Option Committee to accelerate the exercise of options and the immediate exercisability of options in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of options. The power of the Option Committee to make adjustments in connection with the Stock Option Plan, including adjusting the number of shares subject to options and canceling options, prior to or after the occurrence of an extraordinary corporate action, allows the Option Committee to adapt the Stock Option Plan to operate in changed circumstances, to adjust the Stock Option Plan to fit a smaller or larger company, and to permit the issuance of options to new management following such extraordinary corporate action. However, this power of the Option Committee also has an anti-takeover effect, by allowing the Option Committee to adjust the Stock Option Plan in a manner to allow the present management of the Company to exercise more options and hold more shares of the Company's Common Stock, and to possibly decrease the number of options available to new management of the Company.

Amendment and Termination of the  Stock Option Plan

         The Board of Directors may alter, suspend or discontinue the Stock Option Plan, except that no action of the Board shall increase the maximum number of shares of Common Stock issuable under the Stock Option Plan, materially increase the benefits accruing to Optionees under the Stock Option Plan or materially modify the requirements for eligibility for participation in the Stock Option Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Company.

Possible Dilutive Effects of the  Stock Option Plan

         The Common Stock to be issued upon the exercise of options awarded under the Stock Option Plan may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Because the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the Stock Option Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders will be diluted. If upon the exercise of all of the options, the Company delivers newly issued shares of Common Stock (i.e., 23,805, shares of Common Stock), then the dilutive effect to current stockholders would be approximately 9.6%. Ratification of the Stock Option Plan does not increase the maximum number of shares issuable under the Stock Option
     ---
Plan as previously approved by stockholders.

Federal Income Tax Consequences

         Under present federal tax laws, awards under the Stock Option Plan will have the following consequences:

          1. The grant of an option will not by itself result in the recognition of taxable income to an Optionee nor entitle the Company to a tax deduction at the time of such grant.

          2. The exercise of an option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to an Optionee nor entitle the Company to a deduction at the time of such exercise. However, the difference between the option exercise price and the fair market value of the Common Stock on the date of option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an Optionee. An Optionee will recognize capital gain or loss upon resale of the shares of Common Stock received pursuant to the exercise of Incentive Stock Options, provided that such shares are held for at least one year after transfer of the shares or two years after the grant of the option, whichever is later. Generally, if the shares are not held for that period, the Optionee will recognize ordinary income upon disposition in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the option.

          3. The exercise of a non-incentive stock option will result in the recognition of ordinary income by the Optionee on the date of exercise in an amount equal to the difference between the exercise price and the fair market value of the Common Stock acquired pursuant to the option.

          4. The Company will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by an Optionee at the time the Optionee recognizes such ordinary income.

          5. In accordance with Section 162(m) of the Code, the Company's tax deductions for compensation paid to the most highly paid executives named in the Company's Proxy Statement may be limited to no more than $1 million per year, excluding certain "performance-based" compensation. The Company intends for the award of options under the Stock Option Plan to comply with the requirement for an exception to Section 162(m) of the Code applicable to stock option plans so that the Company's deduction for compensation related to the exercise of options would not be subject to the deduction limitation set forth in Section 162(m) of the Code.

Accounting Treatment

         The Company expects to use the "intrinsic value based method" as prescribed by APB Opinion 25. Accordingly, neither the grant nor the exercise of an option under the Stock Option Plan currently requires any charge against earnings under generally accepted accounting principles. Common Stock issuable pursuant to outstanding options which are granted under the Stock Option Plan will be considered outstanding for purposes of calculating earnings per share on a diluted basis.

Stockholder Ratification

         Stockholder ratification of the Stock Option Plan is being sought in accordance with interpretive letters of the OTS. An affirmative vote of a majority of the votes cast at the Meeting on the matter, in person or by proxy, is required to constitute stockholder ratification of the Stock Option Plan submitted as Proposal 2.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE STOCK OPTION PLAN.

--------------------------------------------------------------------------------
                      PROPOSAL 3 - RATIFICATION OF THE RSP
--------------------------------------------------------------------------------

General

         The Board of Directors of the Company have previously adopted the RSP as a method of providing directors, officers, and key employees of the Bank with a proprietary interest in the Company in a manner designed to encourage such persons to remain in the employment or service of the Bank. There have been no changes made to the RSP since it was originally adopted by the Board of Directors and approved by stockholders of the Company on January 11, 1999. The RSP is being resubmitted to stockholders for ratification in order to comply with OTS interpretive letters, as discussed below.

         As previously approved by stockholders of the Company on January 11, 1999, the Bank contributed sufficient funds to the RSP to purchase Common Stock representing up to 4% of the aggregate number of shares issued in the Conversion (i.e., 9,522 shares of Common Stock) in the open market. All of the Common Stock purchased by the RSP was purchased at the fair market value of such stock on the date of purchase. Awards under the RSP were made in recognition of expected future services to the Bank by its directors, officers and key employees responsible for implementation of the policies adopted by the Bank's Board of Directors and as a means of providing a further retention incentive.

         Pursuant to regulations of the OTS applicable to stock benefit plans established or implemented within one year following the completion of a mutual-to-stock conversion of a federally chartered savings institution such as the Bank, the RSP contains certain restrictions and limitations. The RSP provides that stock awards ("Awards") granted to employees or directors become vested no more rapidly than ratably over a five-year period (with acceleration upon death or disability or a Change in Control, as such term is defined in the
RSP); provided, however, that such accelerated vesting is not inconsistent with the regulations of the OTS at the time of such acceleration. Recent OTS interpretive letters permit awards under stock benefit plans to accelerate vesting of awards upon a Change in Control; provided that stockholders ratify such plan provisions by action of stockholders taken more than one year following the completion of the mutual-to-stock conversion. The Board of Directors is seeking ratification of the RSP (as previously approved by the stockholders on January 11, 1999) as a means of complying with the OTS interpretive letters.

         Ratification of the RSP does not increase the number of shares reserved for issuance thereunder, alter the classes of individuals eligible to participate in the RSP, or otherwise amend or modify the terms of the RSP. In the event that the RSP is not ratified by stockholders at the Meeting, the RSP will nevertheless remain in effect. However, any employee or director of the Company or the Bank that has their service terminated prior to the vesting of such stock awards may forfeit such unvested awards to the extent that may be required under applicable OTS regulations and policies.

Awards Under the RSP

         Currently, the RSP requires that Awards granted to employees or directors become first exercisable no more rapidly than ratably over a five-year period (with accelerated vesting upon death or disability or a Change in Control, as such terms are defined in the RSP); provided, however, that such accelerated vesting is not inconsistent with the regulations of the OTS at the time of such acceleration. Ratification of the RSP at the Meeting will conform the acceleration of vesting of Awards upon a Change in Control with applicable OTS interpretive letters. Such stockholder ratification will be effective with respect to previously granted Awards and any Awards that may be granted in the future. Pursuant to the RSP, upon a Change in Control, all Awards previously granted and outstanding as of the date of a Change in Control will automatically become exercisable and non-forfeitable.

         Benefits under the RSP ("Plan Share Awards") may be granted at the sole discretion of a committee comprised of not less than two directors who are not employees of the Bank or the Company (the "RSP Committee") appointed by the Bank's Board of Directors. The RSP is managed by trustees (the "RSP Trustees") who are non-employee directors of the Bank or the Company and who have the responsibility to invest all funds contributed by the Bank to the trust created for the RSP (the "RSP Trust"). Unless the terms of the RSP or the RSP Committee specifies otherwise, awards under the RSP will be in the form of restricted stock payable as the Plan Share Awards shall be earned and non-forfeitable. Twenty percent (20%) of such awards shall be earned and non-forfeitable on the one year anniversary of the date of grant of such awards, and 20% annually thereafter, provided that the recipient of the award remains an employee, director or director emeritus during such period. A recipient of such restricted stock will not be entitled to voting rights associated with such shares prior to the applicable date such shares are earned. Dividends paid on Plan Share Awards shall be held in arrears and distributed upon the date such applicable Plan Share Awards are earned. Any shares held by the RSP Trust which are not yet earned shall be voted by the RSP Trustees, as directed by the RSP Committee. If a recipient of such restricted stock terminates employment or service for reasons other than death, disability, or a Change in Control of the Company or the Bank, the recipient forfeits all rights to the awards under restriction. If the recipient's termination of employment or service is caused by death, disability, or a Change in Control of the Company or the Bank (provided that such accelerated vesting is not inconsistent with applicable regulations of the OTS at the time of such change in control), all restrictions expire and all shares allocated shall become unrestricted. Awards of restricted stock to directors shall be immediately non-forfeitable in the event of the death or disability of such director, or a Change in Control of the Company or the Bank and distributed as soon as practicable thereafter. The Board of Directors can terminate the RSP at any time, and if it does so, any shares not allocated will revert to the Company.

         Plan Share Awards under the RSP will be determined by the RSP Committee. In no event shall any employee receive Plan Share Awards in excess of 25% of the aggregate Plan Shares authorized under the Plan. Plan Share Awards may be granted to newly elected or appointed non-employee directors of the Bank subsequent to the effective date (as defined in the RSP) provided that the Plan Share Awards made to non-employee directors shall not exceed 30% of total Plan Share Reserve in the aggregate under the Plan or 5% of the total Plan Share Reserve to any individual non-employee director.

         The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards and the number of shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date (as defined in the RSP) of the RSP resulting from any split, subdivision or consolidation of the Common Stock or other capital adjustment, change or exchange of Common Stock, or other increase or decrease in the number or kind of shares effected without receipt or payment of consideration by the Company.

         The following table presents information related to the previously granted awards of Common Stock under the RSP as authorized pursuant to the terms of the RSP. Ratification of such RSP does not change the number of shares awarded or other terms. Such ratification of the RSP confirms the provisions of the RSP previously approved by the stockholders of the Company.

                              PRIOR AWARDS UNDER THE RSP
                              --------------------------

                                                       Number of Shares
Name and Position                                   Previously Granted(1)(2)
-----------------                                   ------------------------

Shirley C. Chiesa, Chairman of the Board,
  President and CEO...............................            2,380

Morry Miller, Director............................              476

JoAnn V. Narduzzi, Director.......................              476

Charles Rupprecht, Director.......................              476

Lois A. Wholey, Director and Secretary............              476

Executive Officer Group (2 persons)...............            2,856

Non-Executive Director Group (4 persons)..........            1,904

Non-Executive Officer Employee Group (5 persons)..            2,092


---------------
(1) The exact dollar value of the Common Stock granted will equal the market price of the Common Stock on the date of vesting of such awards. Accordingly, the exact dollar value is not presently determinable.
(2) All Plan Share Awards presented herein shall be earned at the rate of 20% one year after the date of grant, and 20% annually thereafter. All awards shall become immediately 100% vested upon death, disability, or termination of service following a change in control (as defined in the RSP). Plan Share Awards shall continue to vest during periods of service as an employee, director, or director emeritus.

Amendment and Termination of the RSP

         The Board may amend or terminate the RSP at any time. However, no action of the Board may increase the maximum number of Plan Shares permitted to be awarded under the RSP, except for adjustments in the Common Stock of the Company, materially increase the benefits accruing to participants under the RSP or materially modify the requirements for eligibility for participation in the RSP unless such action of the Board shall be subject to ratification by the stockholders of the Company.

Possible Dilutive Effect of the RSP

         In the event that the RSP is not ratified at the Meeting, the RSP will nevertheless remain in effect. Because shares for awards under the RSP have already been purchased in the market, current shareholders will suffer no ownership dilution. However, in the event the RSP is ratified and a change in control of the Company occurs prior to the time that shares that have been awarded pursuant to the RSP would otherwise vest, the aggregate purchase price received by stockholders could be effectively reduced by the value of shares that vest solely because of the change in control. The Company currently has no plan in place that will result in a change in control.

Federal Income Tax Consequences

         Common Stock awarded under the RSP is generally taxable to the recipient at the time that such awards become earned and non-forfeitable, based upon the fair market value of such stock at the time of such vesting. Alternatively, a recipient may make an election pursuant to Section 83(b) of the Code within 30 days of the date of the transfer of such Plan Share Award to elect to include in gross income for the current taxable year the fair market value of such award. Such election must be filed with the Internal Revenue Service within 30 days of the date of the transfer of the stock award. The Bank will be allowed a tax deduction for federal tax purposes as a compensation expense equal to the amount of ordinary income recognized by a recipient of Plan Share Awards at the time the recipient recognizes taxable ordinary income. A recipient of a Plan Share Award may elect to have a portion of such award withheld by the RSP Trust in order to meet any necessary tax withholding obligations.

Accounting Treatment

         For accounting purposes, the Bank will recognize compensation expense in the amount of the fair market value of the Common Stock subject to Plan Share Awards at the grant date pro rata over the period of years during which the Awards are earned.

Stockholder Ratification

         The Company is submitting the RSP to stockholders for ratification in accordance with the interpretive letters of the OTS. An affirmative vote of a majority of the votes cast at the Meeting on the matter, in person or by proxy, is required to constitute stockholder ratification of the RSP, submitted as Proposal 3.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE RSP.

--------------------------------------------------------------------------------
            PROPOSAL 4 -- RATIFICATION OF APPOINTMENT OF ACCOUNTANTS
--------------------------------------------------------------------------------

         S.R. Snodgrass, A.C. was the Company's independent public accountants for the 1999 fiscal year. The Board of Directors of the Company presently intends to renew the Company's arrangement with S.R. Snodgrass, A.C. to be its accountants for the fiscal year ended December 31, 2000, subject to the ratification by the Company stockholders. A representative of S.R. Snodgrass, A.C. is expected to be present at the meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

         Ratification of the appointment of the accountants requires the approval of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of S.R. Snodgrass, A.C. as the Company's accountants for the fiscal year ending December 31, 2000.

--------------------------------------------------------------------------------
                           2001 STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In  order  to be  considered  for  inclusion  in  the  Company's  proxy statement for the annual meeting of stockholders to be held in 2001, all stockholder proposals must be submitted to the Secretary at the Company's office, 17 West Mall Plaza, Carnegie, Pennsylvania 15106, on or before November 30, 2000. Under the Articles of Incorporation, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement, in order to be considered for possible action by stockholders at the 2001 annual meeting of stockholders, must be submitted to the Secretary of the Company, at the address set forth above, no later than February 26, 2001.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors does not know of any other matters that are likely to be brought before the Meeting. If any other matters, not now known, properly come before the Meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, CARNEGIE FINANCIAL CORPORATION, 17 WEST MALL PLAZA, CARNEGIE, PENNSYLVANIA 15106.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Lois Wholey
                                              ----------------------------------
                                              Lois A. Wholey
                                              Secretary

Carnegie, Pennsylvania
March 30, 2000

APPENDIX


--------------------------------------------------------------------------------
                         CARNEGIE FINANCIAL CORPORATION
                               17 WEST MALL PLAZA
                          CARNEGIE, PENNSYLVANIA 15106
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 27, 2000
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Carnegie Financial Corporation (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the 2000 Annual Meeting of Stockholders (the "Meeting"), to be held at Carnegie Savings Bank, 17 West Mall Plaza, Carnegie, Pennsylvania, on Thursday, April 27, 2000 at 5:00 p.m. and at any and all adjournments thereof, in the following manner:
                                                                       VOTE
                                                        VOTE          WITHHELD
                                                      FOR NOMINEE   FROM NOMINEE
                                                      -----------   ------------

1.        To elect Shirley C. Chiesa as a director:        [_]          [_]


                                                         FOR    AGAINST  ABSTAIN
                                                         ---    -------  -------

2.        To ratify the Carnegie Financial Corporation
           Stock Option Plan.                            [_]      [_]      [_]

3.        To ratify the Carnegie Savings
          Bank Restricted Stock Plan.                    [_]      [_]      [_]

4.        To ratify the appointment of S.R.
          Snodgrass, A.C. as independent accountants for
          the Company for the fiscal year ending
          December 31, 2000.                             [_]      [_]      [_]

          The Board of  Directors  recommends  a vote  "FOR"  the  above  listed
propositions.                                           ---

--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

          Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the Stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

          The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated March 30, 2000 and the 1999 Annual Report.

Please check the box if you are planning to attend the Meeting.  [_]

Dated:                              , 2000
       -----------------------------




-----------------------------------          -----------------------------------
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER



-----------------------------------          -----------------------------------
SIGNATURE OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------